Exhibit (24)

POWER OF ATTORNEY

         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 2000 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2001.

/s/ Marion H. Antonini
Marion H. Antonini

POWER OF ATTORNEY

         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 2000 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2001.

/s/ Philip J. Carroll, Jr.
Philip J. Carroll, Jr.

POWER OF ATTORNEY

         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 2000 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2001.

/s/ Livio D. DeSimone
Livio D. DeSimone

POWER OF ATTORNEY

         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 2000 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2001.

/s/ Phillip W. Farmer
Phillip W. Farmer

POWER OF ATTORNEY

         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 2000 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2001.

/s/ Donald M. James
Donald M. James

POWER OF ATTORNEY

         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 2000 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2001.

/s/ Ann McLaughlin Korologos
Ann McLaughlin Korologos

POWER OF ATTORNEY

         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 2000 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2001.

/s/ Douglas J. McGregor
Douglas J. McGregor

POWER OF ATTORNEY

         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 2000 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2001.

/s/ James V. Napier
James V. Napier

POWER OF ATTORNEY

         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 2000 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2001.

/s/ Donald B. Rice
Donald B. Rice

POWER OF ATTORNEY

         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 2000 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2001.

/s/ Herbert A. Sklenar
Herbert A. Sklenar

POWER OF ATTORNEY

         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 2000 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2001.

/s/ Orin R. Smith
Orin R. Smith